[LOGO]	MONY LIFE INSURANCE COMPANY OF AMERICA 1290 Avenue of the Americas New York NY 10104

Dodie Kent Vice President and Associate General Counsel 212 314-3970 Fax: 212-707-1791

September 10, 2013

Via EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	MONY America Variable Account A (the “Registrant”) Registration Nos.:
333-72632 and 811-05166 MONY Variable Annuity
333-91776 and 811-05166 MONY L Variable Annuity
333-92066 and 811-05166 MONY C Variable Annuity
333-59717 and 811-05166 MONY Custom Master; The MONYMaster – Florida only
033-20453 and 811-05166 The MONYMaster; FPVA II
033-20696 and 811-05166 The ValueMaster
033-14362 and 811-05166 The MONYMaster, FPVA I

Commissioners:

MONY Life Insurance Company of America (“MONY America”), on behalf of the Registrant, has sent to contract owners semi-annual reports for the period ended June 30, 2013 for the following mutual funds in which the Registrant invests:

•	AXA PREMIER VIP TRUST – UNDERLYING FUNDS:
•	AXA Aggressive Allocation
•	AXA Conservative Allocation
•	AXA Conservative-Plus Allocation
•	AXA Moderate Allocation
•	AXA Moderate-Plus Allocation
•	Multimanager Multi-Sector Bond
•	Multimanager Small Cap Growth

•	EQ ADVISORS TRUST – UNDERLYING FUNDS:
•	All Asset Growth – Alt 20
•	EQ/AllianceBernstein Small Cap Growth
•	EQ/BlackRock Basic Value Equity
•	EQ/Boston Advisors Equity Income
•	EQ/Calvert Socially Responsible
•	EQ/Capital Guardian Research
•	EQ/Core Bond Index Portfolio
•	EQ/Equity Growth PLUS Portfolio
•	EQ/GAMCO Mergers and Acquisitions
•	EQ/GAMCO Small Company Value
•	EQ/Global Multi-Sector Equity
•	EQ/Intermediate Government Bond
•	EQ/Large Cap Value Index
•	EQ/Large Cap Value PLUS
•	EQ/MFS International Growth
•	EQ/Mid Cap Index Portfolio
•	EQ/Mid Cap Value PLUS
•	EQ/Money Market Portfolio
•	EQ/Montag & Caldwell Growth
•	EQ/Morgan Stanley Mid Cap Growth
•	EQ/PIMCO Ultra Short Bond
•	EQ/Quality Bond PLUS
•	EQ/Small Company Index
•	EQ/T. Rowe Price Growth Stock
•	EQ/UBS Growth and Income

•	AIM VARIABLE INSURANCE FUNDS – Series 1-A:
•	Invesco V.I. Diversified Dividend
•	Invesco V.I. Global Health Care
•	Invesco V.I. Technology
•	Invesco V.I. Global Core Equity

•	DREYFUS STOCK INDEX FUND, INC. – Service B/Initial A Class
•	Dreyfus Stock Index Fund, Inc

•	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS – Service Class-B:
•	Contrafund® Portfolio

•	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS – Class 2-B:
•	Franklin Income Securities
•	Franklin Rising Dividends Securities

•	JANUS ASPEN SERIES – Institutional – A and Service – B Shares:
•	Balanced Portfolio
•	Enterprise Portfolio
•	Forty Portfolio
•	Overseas Portfolio
•	Global Research Portfolio

•	MFS® VARIABLE INSURANCE TRUST – Initial – Class A:
•	MFS® Utilities Series

•	OPPENHEIMER VARIABLE ACCOUNT FUNDS – Service Class-B:
•	Oppenheimer Global Securities Fund/VA

•	PIMCO VARIABLE INSURANCE TRUST – Administrative – Class A:
•	– PIMCO Global Bond Portfolio (Unhedged)

•	PROFUNDS – Investor Shares-B:
•	ProFund VP Bear
•	ProFund VP Rising Rates Opportunity
•	ProFund VP UltraBull

Some of the funds listed above may not be available under every contract offered by the Registrant.

MONY America understands that the Funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Very truly yours,

/S/ Dodie Kent
Dodie Kent